UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (331)332-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICER

Amendments to Navistar Retirement and Savings Plans

On December 12, 2013, the Navistar, Inc. Board of Directors approved amendments to certain employee benefit plans in which certain named executive officers participate. Specifically, amendments were approved to the Navistar, Inc. Managerial Retirement Objective, the Navistar, Inc. Supplement Retirement Accumulation Plan, and to the Navistar, Inc. Supplemental Executive Retirement Plan (collectively, the “Amendments”).

The Amendments include:

•	Benefits under the Navistar, Inc. Managerial Retirement Objective will be frozen, effective December 31, 2013

•	Eligibility to participate in the Supplement Retirement Accumulation Plan will be expanded to cover participants in the Navistar, Inc. Managerial Retirement Objective whose benefits are frozen, effective December 31, 2013

•	Changes to the Supplemental Executive Retirement Plan that are intended to have such plan conform with changes made to the Navistar, Inc. Managerial Retirement Objective and the Supplement Retirement Accumulation Plan

The foregoing summary of the Amendments is qualified in its entirety by reference to the copies of the Amendments which are filed herewith.

Approval of Annual Incentive Plan Criteria

In addition to the Amendments, on December 16, 2013, the Compensation Committee of Navistar International Corporation (“Compensation Committee”) approved the Annual Incentive Plan Criteria for fiscal year 2014 for certain employees, including its principal executive officer, principal financial officer and other named executive officers (the “2014 Annual Incentive Awards”).

The Annual Incentive Plan rewards performance based upon the following three financial metrics: 1) market share, weighted at 20% 2) EBITDA, weighted at 40%, and 3) total manufacturing cash, weighted at 40%. The named executive officers are assigned the following Target Award (Percentage of base salary) for fiscal year 2014 Annual Incentive Awards:

Level	Target Award (Percentage)
CEO	90.0%
12	75.0%
11	65.0%

Awards are based upon the success of these metrics. Awards are calculated as illustrated in the table below:

Base Salary	x	Target Award (Percentage)	x	Metric Weight	x	Metric Performance Factor	=	Final Award

The payout multiple of a participant’s Target Award is as follows:

Payout Multiple of Target Award Percentage

Threshold	25%
Target	100%
Distinguished	150%
Super Distinguished	200%

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan.

10.2	Third Amendment to the Navistar, Inc. Managerial Retirement Objection Plan.

10.3	Fourth Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Date: December 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan.

10.2	Third Amendment to the Navistar, Inc. Managerial Retirement Objection Plan.

10.3	Fourth Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan.